MANHEIM AUTOMOTIVE FINANCIAL SERVICES, INC.
                              1400 LAKE HEARN DRIVE
                             ATLANTA, GEORGIA 30319

                                NOVEMBER 5, 1998



FINOVA Capital Corporation
13355 Noel Road, Suite 800
Dallas, Texas   75240

         Re:      First Choice Auto Finance, Inc. ("Dealer")

Gentlemen:

     As a condition for the advancement of funds pursuant to that certain credit facility ("Credit Facility") entered into by Dealer, as Borrower, and by FINOVA Capital Corporation ("FINOVA"), as Lender, Manheim Automotive Financial Services, Inc. ("Floor Plan Lender") hereby agrees as follows:

1. That its security interest, if any, in the following described property (the "Property") of Dealer shall be subordinated to the interest of FINOVA:

          Accounts and chattel paper generated by the Dealer's sale of vehicles ("Receivables"), proceeds derived from the collection and/or liquidation of any of the Receivables, including but not limited to cash payments, returned or repossessed vehicles securing such Receivables, and those vehicles that have been sold by Dealer and previously securing any Receivable(s).

          Notwithstanding the foregoing to the contrary, Floor Plan Lender does not release its security interest in those vehicles which are not securing any of the Receivables pledged to FINOVA and specifically financed by Floor Plan Lender with Dealer under financing accommodations and in which Floor Plan Lender holds a security interest and Floor Plan Lender's obligation with respect to such vehicles has not been paid off.

2. That on and after the date of this letter, Floor Plan Lender shall not provide new or additional financing for any vehicles of Dealer.

3. That upon payment to Floor Plan Lender in full for all vehicles which it is financing as of the date hereof, that Floor Plan Lender shall immediately release any and all security interest and liens it holds on the assets of Dealer.

     Floor Plan Lender agrees that upon Floor Plan Lender's release of its security interest in any vehicle, as set forth herein, Floor Plan Lender shall not have any security interest in such vehicle thereafter, including, but not limited to, the return or repossession of such vehicle, and such vehicle shall not be financed or otherwise floor planned by Floor Plan Lender thereafter.

     Nothing herein contained shall be construed as limiting any security interest of either party in the Property as to anyone except each other. If a third party, including Dealer's trustee in bankruptcy, should assert a security interest or other right in any item of Property and have, under any applicable rule of law, priority over the senior party, but not over the junior party, then, as to such item of Property, this Agreement shall be null and void.

     When accepted by you and returned to us, this Agreement shall remain in effect until Floor Plan Lender is paid in full.

     This Agreement shall be binding upon and for the benefit of the successors and assigns of Floor Plan Lender and shall be binding upon and inure to the benefit of the successors and assigns of FINOVA (including successors and assigns of the Property).

     FINOVA and Floor Plan Lender knowingly, voluntarily and intentionally waive any and all rights either party may have to a trial by jury and elect a bench trial in the event of any litigation based on, or arising out of, or in connection with, this Agreement, or any course of conduct, course of dealing, verbal or written statements, or actions between Floor Plan Lender and FINOVA. This provision is a material inducement for entering into this Agreement.

     If this meets with your approval, please execute and return one copy of this letter to Floor Plan Lender, and the same constitute an agreement as of the date of acceptance by you and return to Floor Plan Lender.

                      Very truly yours,

                      MANHEIM AUTOMOTIVE FINANCIAL SERVICES, INC.



                      By: /s/ Michael J. Wynn
                      -------------------------------------------------
                      Michael J. Wynn
                      _________________________________________________
                      (Printed Name and Title)


ACCEPTED AND AGREED THIS 8th DAY OF November, 1998.
FINOVA CAPITAL CORPORATION


By: /s/ J. Steven Cummack
-----------------------------------------
J. Steven Cummack, Senior Vice President
_________________________________________
(Printed Name and Title)


The undersigned Dealer acknowledges receipt of a copy of the foregoing Subordination Agreement.


FIRST CHOICE AUTO FINANCE, INC.


By: /s/  Donna Siebel
-------------------------------------------
Donna Siebel, Vice President
___________________________________________
(Printed Name and Title)          (Date)